UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) April 23, 2002

Commission File No.:  001-16753

AMN HEALTHCARE SERVICES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	06-1500476 (I.R.S. Employer Identification No.)

12235 El Camino Real, Suite 200 San Diego, California (Address of principal executive offices)	92130 (Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 792-0711

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

On April 23, 2002, AMN Healthcare, Inc., our wholly-owned subsidiary (“AMN”), completed the acquisition of all of the outstanding stock of Healthcare Resource Management Corporation (“HRMC”) for $9.3 million in cash. The definitive purchase agreement, dated April 17, 2002, by and among AMN and HRMC’s former stockholders (the “Purchase Agreement”) is attached as Exhibit 10.1 hereto. The purchase of HRMC further strengthened our multi-brand recruitment strategy and increased our presence in the Eastern and Southern regions of the United States. The assets of HRMC consisted primarily of accounts receivable and goodwill. AMN funded the acquisition from cash generated from our initial public offering in November 2001.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)	Financial Statements of Businesses Acquired: The consolidated balance sheets of Healthcare Resource Management Corporation (HRMC) as of December 31, 2000 and 2001 and March 31, 2002 (unaudited), consolidated statements of income for each of the years in the two-year period ended December 31, 2001 and for the three months ended March 31, 2001 (unaudited) and March 31, 2002 (unaudited), consolidated statements of stockholders’ equity for each of the years in the two-year period ended December 31, 2001 and for the three months ended March 31, 2002, consolidated statements of cash flows for each of the years in the two-year period ended December 31, 2001 and for the three months ended March 31, 2001 (unaudited) and March 31, 2002 (unaudited), and the notes related thereto, and the Report of Independent Auditors thereon, are attached hereto as Exhibit 99.1.

(b)	Pro Forma Financial Information: The unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2001 gives effect to each of the acquisition of O’Grady-Peyton International (USA), Inc. (O’Grady-Peyton), which we acquired on May 1, 2001, the acquisition of HRMC, our initial public offering in November 2001 and the proposed and recently announced underwritten secondary offering by certain selling stockholders, as if these events had occurred on January 1, 2001. The unaudited pro forma condensed consolidated statement of operations for the three months ended March 31, 2002 gives effect to the acquisition of HRMC, our initial public offering in November 2001 and the proposed common stock offering by certain selling stockholders, as if these events had occurred on January 1, 2001. The unaudited pro forma condensed consolidated balance sheet as of March 31, 2002 gives effect to the acquisition of HRMC and the proposed common stock offering by certain selling stockholders as of such date. These unaudited pro forma statements and the notes related thereto are attached hereto as Exhibit 99.2 hereto.

(c)	Exhibits

Exhibit	Description

10.1	Stock Purchase Agreement, dated as of April 17, 2002, by and among AMN Healthcare, Inc., Sandra Gilbert, Robert Gilbert, Jr., Suzette Marek, Robert Gilbert III and Benjamin Gilbert.**

23.1	Consent of KPMG LLP with respect to Healthcare Resource Management Corporation.*

99.1	The consolidated balance sheets of Healthcare Resource Management Corporation (HRMC) as of December 31, 2000 and 2001 and March 31, 2002 (unaudited), consolidated statements of income for each of the years in the two-year period ended December 31, 2001 and for the three months ended March 31, 2001 (unaudited) and March 31, 2002 (unaudited), consolidated statements of stockholders’ equity for each of the years in the two-year period ended December 31, 2001 and for the three months ended March 31, 2002, consolidated statements of cash flows for each of the years in the two-year period ended December 31, 2001 and for the three months ended March 31, 2001 (unaudited) and March 31, 2002 (unaudited), and the notes related thereto, and the Report of Independent Auditors thereon.*

99.2	The unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2001 and for the three months ended March 31, 2002 and the unaudited pro forma condensed consolidated balance sheet as of March 31, 2002.*

*	Filed herewith.

**	Incorporated by reference to Exhibit 10.46 filed with the Registrant’s Registration Statement on Form S-1 (File No. 333-86952).

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 2, 2002	AMN HEALTHCARE SERVICES, INC

/s/ DONALD MYLL
	Name:	Donald Myll
	Title:	Chief Accounting Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

10.1	Stock Purchase Agreement, dated as of April 17, 2002, by and among AMN Healthcare, Inc., Sandra Gilbert, Robert Gilbert, Jr., Suzette Marek, Robert Gilbert III and Benjamin Gilbert.**

23.1	Consent of KPMG LLP with respect to Healthcare Resource Management Corporation.*

99.1	The consolidated balance sheets of Healthcare Resource Management Corporation (HRMC) as of December 31, 2000 and 2001 and March 31, 2002 (unaudited), consolidated statements of income for each of the two years in the period ended December 31, 2001 and for the three months ended March 31, 2001 (unaudited) and March 31, 2002 (unaudited), consolidated statements of stockholders’ equity for each of the two years in the period ended December 31, 2001 and for the three months ended March 31, 2002, consolidated statements of cash flows for each of the two years in the period ended December 31, 2001 and for the three months ended March 31, 2001 (unaudited) and March 31, 2002 (unaudited), and the notes related thereto, and the Report of Independent Auditors thereon.*

99.2	The unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2001 and for the three months ended March 31, 2002 and the unaudited pro forma condensed consolidated balance sheet as of March 31, 2002.*

*	Filed herewith.

**	Incorporated by reference to Exhibit 10.46 filed with the Registrant’s Registration Statement on Form S-1 (File No. 333-86952).